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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

October 20, 2000
Date of Report (Date of earliest event reported)

Illinois Superconductor Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-22302	36-3688459
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

451 Kingston Court, Mt. Prospect, Illinois	60056
(Address of principal executive offices)	(Zip Code)

(847) 391-9400
(Registrant's telephone number)

Item 5. Other Events.

    1.  On October 20, 2000, Illinois Superconductor Corporation issued a press release announcing that Elliott Associates, L.P. and an affiliate investment firm had purchased shares of common stock of the Company for an aggregate purchase price of $5,000,000. A copy of the October 20, 2000 press release is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

    Items (a) and (b) are inapplicable.

(c)	Exhibits.
99.1
Press Release issued by Illinois Superconductor Corporation on October 20, 2000 announcing that Elliott Associates, L.P. and an affiliate investment firm had purchased shares of common stock of the Company for an aggregate purchase price of $5,000,000.

SIGNATURE

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ILLINOIS SUPERCONDUCTOR CORPORATION
By:	/s/ CHARLES WILLES Charles Willes Chief Financial Officer

Dated: October 25, 2000

EXHIBIT INDEX

Exhibit No.	Description
99.1
Press Release issued by Illinois Superconductor Corporation on October 20, 2000 announcing that Elliott Associates, L.P. and an affiliate investment firm had purchased shares of common stock of the Company for an aggregate purchase price of $5,000,000.

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SIGNATURE
EXHIBIT INDEX